UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/25/2009

INTERNATIONAL FUEL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25367

NV	880357508
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7777 Bonhomme, Suite 1920, St. Louis, MO 63105
(Address of principal executive offices, including zip code)

314-727-3333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On March 25, 2009, International Fuel Technology, Inc. ("IFT") posted a report ("Company Profile") prepared by Midtown Partners & Co., LLC on IFT's website at www.internationalfuel.com.

The information in the Company Profile shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FUEL TECHNOLOGY, INC.

Date: March 25, 2009	By:	/s/ Stuart D. Beath
Stuart D. Beath
Chief Financial Officer